GLOBAL GOLD CORPORATION 2006
                              STOCK INCENTIVE PLAN

                          Effective as of June 15, 2006


                  SECTION 1.                Purpose.

                  1.1 The purpose of the Stock Incentive Plan (the "Plan") is to enable Global Gold Corporation, a Delaware corporation (the "Company"), and any Parent or Related Company (as defined below) to attract and retain employees, consultants and directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them an equity interest in the Company.

                  SECTION 2.                Types of Awards.

                  2.1 Awards under the Plan may be in the form of (i) Stock Options (as hereinafter defined), (ii) rights to purchase Restricted Stock of the Company (as hereinafter defined); (iii) Deferred Stock (as hereinafter defined); and (iv) Stock Appreciation Rights (as hereinafter defined).

                  2.2 An eligible Participant may be granted one or more types of Awards. Each Award shall be evidenced by a related Award letter or agreement.

                  SECTION 3.                Administration.

                  3.1 The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee appointed either by the Board or by the Compensation Committee of the Board; provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the acquisition or disposition of securities hereunder, action by the Committee may be by a committee composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3 as promulgated under Section 16(b) of the Exchange Act, appointed by the Board or by the Compensation Committee of the Board, and provided further, to the extent determined necessary to satisfy the requirements for the exception for "qualified performance- based compensation" under Section 162(m) of Code, with respect to awards hereunder, action by the Committee may be by a committee comprised solely of two or more "outside directors," within the meaning of Code Section 162(m), appointed by the Board or by the Compensation Committee of the Board.

                  3.2 The Committee shall have the authority to grant Awards to eligible Participants under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award granted under the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make any other determinations that it deems necessary or desirable for the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:
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                  (a)      to determine whether and to what extent any Award or
                           combination of Awards will be granted hereunder;

                  (b) to select the Participants to whom Awards will be granted;

                  (c) to determine the number of shares of Stock of the Company to be covered by each Award granted hereunder;

                  (d) to determine the terms and conditions of any Award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the Award are satisfied;

                  (e) to determine the treatment of Awards upon an Participant's retirement, disability, death, termination for cause or other termination of Employment;

                  (f) to determine pursuant to a formula or otherwise the Fair Market Value of the Stock on a given date;

                  (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an Award (including Stock Options)
                           (i) will be paid to the holder of the Award currently, (ii) will be deferred and deemed to be reinvested, (iii) will otherwise be credited to the holder of the Award, or (iv) that the holder of the Award has no rights with respect to such dividends;

                  (h) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award will be deferred either automatically or at the election of a Participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

                  (i) to amend the terms of any Award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the Award holder without his or her consent; and

                  (j) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

                  3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants and their beneficiaries or successors.

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                  3.4 The Committee may from time to time delegate to one or more officers of the Company, a Parent or any Related Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may issue pursuant to Awards made hereunder.

                  3.5 Notwithstanding anything in the Plan to the contrary, to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to the grant of an Award hereunder (and, as applicable, with respect to the disposition to the Company of Stock hereunder), or if otherwise determined advisable by the Committee, the terms of the grant of Awards (and, as applicable, any related disposition to the Company) under the Plan shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to grant Awards under the Plan, including, but not limited to, the authority of the Committee to grant Awards qualifying for the exception for qualified performance-based compensation under Section 162(m) of the Code and the treasury regulations thereunder.

                  SECTION 4.                Stock Subject to Plan.

                  4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be three million (3,000,000). The shares of Stock hereunder may consist of authorized but unissued shares or treasury shares. No more than 400,000 shares of Stock shall be available for distribution under the Plan to any single individual with respect to any Stock Options awarded hereunder, and no single individual shall be granted Stock Appreciation Rights hereunder related to more than 150,000 shares of Stock. The exercise of a Stock Appreciation Right for cash or the payment of any other Award in cash shall not count against either of these limits, nor shall it count against the aggregate share limit for the Plan described in this Section 4.1, except as may otherwise be provided under Section 162(m) of the Code, and the treasury regulations thereunder. Shares of Stock reserved and available for distribution under the Plan shall be subject to further adjustment as provided below.

                  4.2 To the extent a Stock Option is surrendered, canceled or terminated without having been exercised, or an Award is surrendered, canceled or terminated without the Award holder having received payment of the Award, or shares awarded are surrendered, canceled, repurchased at less than fair market value or forfeited, the shares subject to such Award shall again be available for distribution in connection with future Awards under the Plan. Notwithstanding the foregoing, surrender, cancellation, termination or forfeiture of a Stock Option, award or issuance of shares of Stock to the extent provided under Code Section 162(m) and the treasury regulations thereunder, shall not be disregarded for purposes of applying the individual limit on available shares described in Section 4.1 above. At no time will the overall number of shares issued under the Plan plus the number of shares covered by outstanding Awards under the Plan exceed the aggregate number of shares authorized under the Plan. At no time will the number of shares issued under the Plan to any individual plus the number of shares covered by a previous award to such individual under the Plan with respect to a Stock Option or Stock Appreciation Right, whether or not outstanding, exceed the maximum number of shares which may be distributed with respect to Stock Options or Stock Appreciation Rights granted under the Plan to any individual.

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                  4.3 In the event of any merger, reorganization, consolidation, sale of all or substantially all of the Company's assets, recapitalization (collectively, a "Reorganization"), Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets (including cash) or other change in corporate structure affecting the Stock, the Committee may in its sole discretion, in such manner as it deems equitable, adjust any and all of (i) the number of shares of Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted,
(ii) the aggregate number of shares of Stock available for distribution under the Plan to any single individual with respect to a Stock Option awarded hereunder (iii) the aggregate number of shares of Stock that relate to Stock Appreciation Rights that may be granted to any single individual hereunder, (iv) the number of shares of Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (v) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award. In addition, in the event of a Reorganization, the Committee shall have the right to cause the Company, and all Awards shall be subject to such right, to repurchase or cash-out all Awards upon such terms and conditions as the Committee shall deem appropriate in its sole discretion.

                  SECTION 5.                Eligibility.

                  Any employee, director, consultant, officer, advisor of the Company, its Parent, if any, or a Related Company or other individual is eligible to be designated a Participant under the Plan by the Committee, in its sole discretion, to the extent such eligibility does not prevent the Plan and Awards under the Plan from being covered by Rule 701 promulgated under the Securities Act of 1933, as amended.

                  SECTION 6.                Stock Options.

                  6.1 The Stock Options awarded under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option; provided that such Stock Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options. In no event shall any member of the Committee, the Company, its Parent, if any, or any Related Company or their respective employees, officers or directors, have any liability to any Participant or any other person due to the failure of a Stock Option to qualify for any reason as an Incentive Stock Option.

                  6.2 Stock Options granted under the Plan shall be evidenced by the related Award letter or agreement and shall be subject to the foregoing and following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

                  (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be the Fair Market Value of the Stock as of the date of grant.

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                  (b)      Option Term. The term of each Stock Option shall be
                           determined by the Committee, but in no case shall the term of a Stock Option exceed ten years.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; but in no event shall an Option be exercisable more than ten years after the date it is granted. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

                  (d) Method of Exercise. Except as otherwise provided in the Plan or in an Award letter or agreement, Stock Options may be exercised in whole or in part at any time during the option period, to the extent then exercisable, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the Award letter or agreement, which may include cash (including cash equivalents), delivery of unrestricted shares of Stock owned by the Participant for at least six months (or such other period as established from time to time by the Committee) or subject to Awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock or Deferred Stock shall be restricted or deferred in accordance with the original terms of the Restricted Stock or Deferred Stock so used.

                  (e) No Stockholder Rights. A Participant shall have neither rights to dividends (other than amounts credited in accordance with Section 3.2(g) above) nor other rights of a stockholder with respect to shares subject to a Stock Option until the Participant has given written notice of exercise, has paid for such shares of Stock, and if applicable has satisfied any other conditions imposed by the Committee pursuant to the Plan.

                  (f) Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

                  (g) Non-transferability. No Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, all Stock Options shall be exercisable only by the Participant.

                  (h) Termination of Employment. If a Participant's Employment with the Company, its Parent, or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent permitted in the Award agreement. In no event shall the Committee extend an exercise period for any outstanding Award that would cause the Award to fail to comply with Section 409A of the Code.

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                  6.3 Notwithstanding the provisions of Section 6.2 above, no
Incentive Stock Option shall (i) have an option price which is less than 100% of the Fair Market Value of the Stock on the date of the award of the Incentive Stock Option (or, in the case of a Participant who owns Stock possessing more than 10% of the total voting power of all classes of stock of the Company (or its Parent or subsidiary corporation) (a "10% shareholder"), have an option price which is less than 110% of the fair market value of the Stock on the date of grant), (ii) be exercisable more than ten years (or, in the case of a 10% shareholder, five years) after the date such Incentive Stock Option is awarded, or (iii) be awarded more than ten years after the date of the adoption of the Plan. Notwithstanding anything to the contrary in this Plan, only employees of the Company or a Parent or subsidiary of the Company (as defined in Sections 424(e) and 424(f)), respectively, of the Code) shall be eligible to receive Awards of Incentive Stock Options. By accepting an Incentive Stock Option granted under the Plan, each such Participant agrees, and any agreement or letter evidencing such option grant shall so provide, that he or she will notify the Company in writing immediately after such Participant disposes of Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such Stock to the Participant.

                  SECTION 7.                Restricted Stock.

                  Subject to the following provisions, all Awards of rights to purchase Restricted Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

                  (a) The Restricted Stock Award shall specify the number of rights to purchase and number of shares of Restricted Stock that may be purchased, the price, if any, to be paid by the recipient of the rights to purchase Restricted Stock (which shall in no event be less than par value), and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

                  (b) Stock certificates representing the Restricted Stock awarded to a Participant shall be registered in the Participant's name, but the Committee may direct that such certificates be held by the Company on behalf of the Participant. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the Participant until such share has vested in accordance with the terms of the Restricted Stock Award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the Participant (or his or her designated beneficiary in the event of death) free of all restrictions.

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                  (c)      The Committee may provide that the Participant shall
                           have the right to vote or receive dividends on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

                  (d) Except as may be provided by the Committee, in the event of an Participant's termination of Employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the Award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee shall provide that (i) the purchase price paid by the Participant with respect to such shares shall be returned to the Participant or (ii) a cash payment equal to such Restricted Stock's Fair Market Value on the date of forfeiture, if lower, shall be paid to the Participant.

                  (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the Participant's Restricted Stock.

                  SECTION 8.                Deferred Stock Awards.

                  Subject to the following provisions, all Awards of Deferred Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

                  (a) The Deferred Stock Award shall specify the number of shares of Deferred Stock to be awarded to any Participant and the duration or the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the Award of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified performance goals or such other criteria as the Committee may determine.

                  (b) Except as may be permitted by the Committee, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

                  (c) At the expiration of the Deferral Period, the Participant (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock Award, (ii) cash equal to the fair market value of such Stock or
                           (iii) a combination of shares and cash, as the Committee may determine.

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                  (d)      Except as may be provided by the Committee, in the
                           event of a Participant's termination of Employment before the end of the Deferral Period, his or her Deferred Stock Award shall be forfeited.

                  (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock Award.


                  SECTION 9.                Stock Appreciation Rights

                  9.1 Grants. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine which Participants shall be granted Stock Appreciation Rights, the number of shares of Stock to be covered by each Stock Appreciation Right Award, the reference price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with Stock Option Awards, in addition to another Award or unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time.

                  9.2 Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of shares of Stock to which the Award relates on the date of exercise of the Stock Appreciation Right over the amount specified by the Committee. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, shares of Stock or a combination of cash and Stock.

                  9.3 Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award letter or agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of and Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of the Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

                  SECTION 10.       Tax Withholding.

                  10.1 Each Participant shall, no later than the date as of which the value of an Award (or portion thereof) first becomes includible in the Participant's income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the Award (or portion thereof). The obligation of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company (and, where applicable, any Parent or any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant including, but not limited to, the right to withhold shares of stock otherwise deliverable to the Participant with respect to any Awards hereunder.

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                  10.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, a Participant may irrevocably elect to have the withholding tax obligation or any additional tax obligation with respect to any Awards hereunder satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to the Participant with respect to the Award, (ii) delivering to the Company shares of unrestricted Stock, or (iii) through any combination of withheld and delivered shares of Stock, as described in (i) and (ii).

                  SECTION 11.               Amendments and Termination.

                  The Board or the Committee may amend, alter or discontinue the Plan at any time. No such action of the Board or the Committee shall require the approval of the stockholders of the Company, unless such stockholder approval is required by applicable law or by the rules or regulations of any securities exchange or regulatory agency, or is otherwise determined necessary or desirable, in the sole discretion of the Committee, to enable transactions associated with grants of Stock Options, Stock Appreciation Rights, rights to purchase Restricted Stock, or Deferred Stock Awards and purchases of Restricted Stock to qualify for an exemption from Section 16(b) of the Exchange Act or to qualify for the exception for qualified performance-based compensation under
Section 162(m) of the Code. No amendment or discontinuation of the Plan shall adversely affect any Award previously granted without the Award holder's written consent. To the extent necessary to enable options granted hereunder to constitute Incentive Stock Options, any amendments to the provisions of this Plan relating to Incentive Stock Options shall require stockholder approval before such amendments are effective.

                  SECTION 12.               Change in Control.

                  12.1 Unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, in the event of the earliest to occur (after the Effective Date of the Plan) of (i) the occurrence of a Change in Control, or (ii) the publication or dissemination of an announcement of action intended to result in a Change in Control, and solely with respect to Awards held by an individual in service with the Company or a Related Company at the time of any such event described in (i) above:

                  (a) all outstanding Stock Options and Stock Appreciation Rights awarded under the Plan shall become fully exercisable and vested; and

                  (b) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock Awards under the Plan shall lapse and such shares and Awards shall be deemed fully vested.

                  SECTION 13.               General Provisions.

                  13.1 Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an Award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of Stock thereunder, such Award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

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

                  13.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor the granting of any Award hereunder shall confer upon any Participant any right to continued Employment and shall not lessen or affect the Company or any other entity's right to terminate the Employment of such Participant.

                  13.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive Awards under the Plan, whether or not such persons are similarly situated.

                  13.4 No member of the Board or the Committee, nor any officer or employee of the Company, its Parent or a Related Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board and the Committee, and all officers or employees of the Company, its Parent and Related Companies acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                  13.5 Notwithstanding any other provision of this Plan, to the extent necessary to permit Awards to be treated as not providing for the deferral of compensation, within the meaning of Internal Revenue Code Section 409A and the rules, regulations and guidance thereunder, in no event (i) shall an Award's exercise price or reference price be less than the fair market value of the Stock underlying such Award on the date the Award is granted or (ii) shall an Award provide for the further deferral of compensation other than the deferral of recognition of income until the later of the date such Award is exercised or disposed of.

                  SECTION 14.               Effective Date and Duration.

                  The Plan shall be effective on June 15, 2006, subject to approval by the Company's stockholders (the "Effective Date"). No Awards of Stock Options, Stock Appreciation Rights, rights to purchase Restricted Stock, or Deferred Stock shall be made under the Plan after June 15, 2016.

                  SECTION 15.               Definitions.

                  As used in this Plan, the following terms shall have the meanings set forth below:

                  "Award" shall mean and Stock Option Award, Restricted Stock Award, Deferred Stock Award or Stock Appreciation Right Award granted pursuant to this Plan.

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                  "Board" shall mean the Board of Directors of the Company.

                  "Change in Control" shall mean any of the following events:

                  (a) any person or group, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire whether such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time ), directly or indirectly of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise; or

                  (b) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the Company's assets to any "person" or "group" as defined in Section 13(d) and 14(d) of the Exchange Act; or

                  (c) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period).

                  "Code" shall mean the Internal Revenue Code of 1986, as amended or any successor thereto.

                  "Committee" shall mean the Compensation Committee of the Board or such other committee appointed either by the Board or by the Compensation Committee of the Board.

                  "Deferred Stock" shall mean any Stock granted pursuant to
                  Section 8 of the Plan.

                  "Employment" shall be deemed to refer to (i) a Participant's employment if the Participant is an employee of the Company, its Parent or a Related Company; (ii) a Participant's services as a consultant, if the Participant is a consultant to the Company, its Parent or a Related Company; (iii) a Participant's services as a non-employee director, if the Participant is a non-employee member of the Board; and (iv) a Participant's service as an advisor, if the Participant is an advisor to the Company, its Parent or a Related Company.

                  "Fair Market Value" shall mean on a given date, (i) if there should be a public market for the Stock on such date, the arithmetic mean of the high and low prices of the Stock as reported on such date on the composite tape of the principle national securities exchange on which such shares of Stock are listed or admitted to trading, or, if the Stock is not listed or admitted on any national securities exchange, (x) the arithmetic mean of the per share closing bid price and per share closing asked price of the Stock on such date or (y) the average of the high and low sale price, as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the "NASDAQ"), or, if no sale of Stock shall have been reported on the composite tape of any national securities exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used and (ii) if there should not be a public market for the Stock on such date, the Fair Market Value of the of the Stock shall be the value established by the Committee in good faith.

                  "Incentive Stock Option" shall mean any Stock Option granted pursuant to Section 6 of the Plan that satisfies the requirements for treatment as an Incentive Stock Option pursuant to Section 422 of the Code.

                  "Non-Qualified Stock Option" shall mean a Stock Option granted pursuant to Section 6 of the Plan that does not constitute an Incentive Stock Option.

                  "Parent" shall have the meaning set forth in Section 424(e) of the Code.

                  "Participant" shall mean an employee, director, consultant, officer, advisor of the Company, its Parent, if any, or a Related Company or other individual as designated by the Committee, in its sole discretion, to the extent such designation does not prevent the Plan and Awards under the Plan from being covered by Rule 701 promulgated under the Securities Act of 1933, as amended.

                  "Plan" shall mean the Global Gold Corporation 2006 Stock Incentive Plan.

                  "Related Company" shall mean at the time of grant any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, more than a 50% beneficial ownership interest.

                  "Restricted Stock" shall mean any Stock granted under Section 7 of the Plan.

                  "Stock" shall mean shares of common stock of the Company.

                  "Stock Appreciation Right" shall mean a stock appreciation right granted pursuant to Section 9 of the Plan.

                  "Stock Options" shall collectively refer to Incentive Stock Options and Non-Qualified Stock Options.

                  SECTION 15.       Governing Law.

                  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York.

                            GLOBAL GOLD CORPORATION

                          STOCK OPTION GRANT AGREEMENT


Granted to:  ______________                  Grant Date:  _____________(the
                                             "Effective Date").

Social Security No.: ______________          Option price per share:   _________


Option No.:  ___                             Governing Document:  Global Gold
                                             Corporation 2006 Stock Incentive
                                             Plan (the "Plan")
Total Shares:   ___________

Vesting Period:  _______________

Your Option

This option is granted pursuant to, and is subject to the terms and conditions of, the Plan. Except as otherwise specifically stated herein, any inconsistency between the terms of this option agreement and the Plan shall be resolved by reference to the terms and provisions of the Plan.

If you are an employee of Global Gold Corporation (the "Corporation"), or its subsidiaries or affiliates, your option is intended to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), except as follows:

(1) To the extent that the aggregate fair market value of the common stock $.001 par value per share (the "Common Stock"), of the Corporation with respect to which stock options intended to constitute incentive options that are exercisable for the first time by you during any calendar year exceeds $100,000, such options shall be treated as options which are not incentive stock options. The fair market value of the Common Stock shall be determined as of the date of the option grant.

(2) To the extent that you exercise your option after the three-month period following the termination of your employment with the Corporation (or its subsidiaries or affiliates), your option shall be treated as an option which is not an incentive stock option.

(3) To the extent that you dispose of Common Stock purchased pursuant to an incentive stock option granted hereunder within two years from the date of grant or within one year after the transfer of Common Stock to you as a result of your exercise of the option granted hereunder, such disposition shall be treated as a "disqualifying disposition." If you make such a disposition, you agree to promptly (but no later than thirty days following such disposition) notify the Corporation in writing of the date and terms of the disposition and provide such other information regarding the disposition as the Corporation may require.

If you are a non-employee director of, or a consultant to, the Corporation, or one of its subsidiaries, your option shall not qualify as an incentive stock option under Section 422 of the Code.

Vesting

Your option shall vest ________________________.

Payment Methods

Payment of the option price shall be made in U.S. dollars or, in the discretion of the Compensation Committee of the Corporation (the "Compensation Committee"), in Common Stock of the Corporation valued at its fair market value, a combination of such Common Stock and cash or any other method as may be approved by the Compensation Committee or otherwise permitted under the Plan. However, payment may not be made with Common Stock unless stock has been held for at least six months. Payment shall be made to the Corporation at its corporate office, Global Gold Corporation, 45 Putnam Avenue, Greenwich, CT 06830,
Attention: President.

Conditions of Exercisability

The exercise of your option is subject to the following terms and conditions:

(1) As a prerequisite to delivery of any stock certificates upon your exercise of an option granted hereunder, you shall give an undertaking and agree to the placing of such legends on your certificates as may be required by the Compensation Committee to assure compliance with any federal or state securities laws. The Common Stock purchased pursuant to the exercise of an option granted hereunder cannot be sold unless it has been registered under the Securities Act of 1933, as amended (the "Act"), or is subject to an exemption from registration under such Act.

(2) Except as provided below, you must be an employee or director of, or a consultant to the Corporation or one of its subsidiaries at the date of exercise and that employment, directorship or consultancy must have been continuous from the date hereof. For the purposes of this Plan, persons on company-authorized leaves of absence are considered employees; however, long-term disability is not considered employment.

(3) In the event of a change of control of the Corporation your rights to exercise this option shall be governed by your employment agreement, or if not specifically addressed in your employment agreement or if you do not have an employment agreement, shall be governed by the Plan. In the event of (i) your death or (ii) the termination of your employment, directorship or consultancy by the Corporation for cause or without cause, by you or due to long-term disability while an active employee, director or consultant, your rights to exercise this option shall be governed by your employment agreement, or if not specifically addressed in your employment agreement or if you do not have an employment agreement, shall be as follows:

         (a) In the event of your death while an active employee, director or consultant, your rights to exercise this option which have vested to and including the date of death may be exercised within one year after death by your estate or by any person who acquires such option by inheritance or devise. Thereafter, such rights shall lapse. You understand that to the extent that your option is exercised after the period that is three months after your termination or employment, it will be treated as an option which is not an incentive stock option under Section 422 of the Code.

         (b) In the event of the termination of your employment, directorship or consultancy due to long-term disability, your rights to exercise this option which have vested to and including the date of long-term disability may be exercised within one year after the start of long-term disability by you or, should you die within said one year period, by your estate or any such person who acquires this option by inheritance or devise. Thereafter, such rights shall lapse.

         (c) In the event of your Retirement (as defined below) from the Corporation, or one of its subsidiaries, your rights to exercise this option which have vested to and including the date of your Retirement may be exercised within three months after Retirement by you or, should you die within said three months period, by your estate or any person who acquires this option by inheritance or devise. Thereafter, such rights shall lapse. For purposes of this
Section 3(c), the term "Retirement" shall mean the termination of employment after having reached age sixty-five (65).

         (d) In the event of the termination of your employment other than for Cause (as defined herein), death or disability your rights to exercise this option which have vested to date of termination may be exercised within three months after such termination (the "Post Termination Exercise Period") or, should you die within said three month period, by your estate or any person who acquires this option by inheritance or devise. Thereafter, such rights shall lapse.

         (e) If your employment is terminated for Cause, the option granted hereunder shall immediately terminate upon the giving of notice of your termination. The Compensation Committee shall determine in its sole discretion when notice of termination was given and whether termination was for Cause. As used in this Section 3(e), "Cause" means a person's personal dishonesty, willful misconduct, breach of fiduciary duty, or failure to substantially perform assigned duties relating to such person's performance hereunder (other than any such failure owing to such person becoming disabled) as determined by the Board of Directors of the Corporation in their sole discretion, or any willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of this option as determined by the Board of Directors of the Corporation in their sole discretion.

(4) If you are an employee, this option shall not be transferable by you to anyone, other than after your death, in order to qualify as an incentive stock option under Section 422 of the Code. However, if you are a director or consultant, or to the extent this option does not qualify as an incentive stock option under Code Section 422, this option shall be transferable by you to your spouse, children, brother, sister, parents or a trust in which these persons have more than fifty percent of the beneficial interest, or by will or by the laws of descent and distribution. During your lifetime, this option shall be exercisable only by you or any transferee described in the previous sentence.

(5) This option is not, in any event, exercisable after the expiration of ten years from ______________.

(6) The exercise of this option is subject to all the terms and conditions contained in the Plan, a copy of which is attached hereto.

(7) In connection with the exercise of this option, the Corporation, or one of its subsidiaries, shall have the right to withhold from your salary or other amounts payable to you, or to require you to make arrangements to pay in a manner satisfactory to the Corporation, the appropriate amount of applicable withholding taxes, if any. Without limiting the scope of the preceding sentence, you shall have the right to elect to pay your withholding taxes to the Corporation in cash or in such form and manner as the Compensation Committee shall prescribe, to have such number of shares of Common Stock otherwise issuable with respect to the exercise of this option reduced by the amount necessary to satisfy all or part, as you may so elect, of your statutory minimum withholding obligation, and to transfer to the Corporation unrestricted shares of Common Stock already held by you to satisfy all or any part, as you may so elect, of your withholding obligation, provided that no more than the statutory minimum withholding amount shall be so withheld.

Please retain this copy for your files.


GLOBAL GOLD CORPORATION                     GRANTEE:

By:   __________________________            _____________________________
      Print Name:                           Print Name:
      Title:

                            GLOBAL GOLD CORPORATION

                          STOCK OPTION GRANT AGREEMENT


Granted to:  ______________               Grant Date:  _____________(the
                                          "Effective Date").

Social Security No.: ______________       Option price per share:   ___________


Option No.:  ___                          Governing Document:  Global Gold
                                          Corporation 2006 Stock Incentive Plan
                                          (the "Plan")

Total Shares:   ___________
Vesting Period:  _______________

Your Option

This option is granted pursuant to, and is subject to the terms and conditions of, the Plan. Except as otherwise specifically stated herein, any inconsistency between the terms of this option agreement and the Plan shall be resolved by reference to the terms and provisions of the Plan.

If you are an employee of Global Gold Corporation (the "Corporation"), or its subsidiaries or affiliates, your option is intended to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), except as follows:

(1) To the extent that the aggregate fair market value of the common stock $.001 par value per share (the "Common Stock"), of the Corporation with respect to which stock options intended to constitute incentive options that are exercisable for the first time by you during any calendar year exceeds $100,000, such options shall be treated as options which are not incentive stock options. The fair market value of the Common Stock shall be determined as of the date of the option grant.

(2) To the extent that you exercise your option after the three-month period following the termination of your employment with the Corporation (or its subsidiaries or affiliates), your option shall be treated as an option which is not an incentive stock option.

(3) To the extent that you dispose of Common Stock purchased pursuant to an incentive stock option granted hereunder within two years from the date of grant or within one year after the transfer of Common Stock to you as a result of your exercise of the option granted hereunder, such disposition shall be treated as a "disqualifying disposition." If you make such a disposition, you agree to promptly (but no later than thirty days following such disposition) notify the Corporation in writing of the date and terms of the disposition and provide such other information regarding the disposition as the Corporation may require.

If you are a non-employee director of, or a consultant to, the Corporation, or one of its subsidiaries, your option shall not qualify as an incentive stock option under Section 422 of the Code.

Vesting

Your option shall vest ________________________.

Payment Methods

Payment of the option price shall be made in U.S. dollars or, in the discretion of the Compensation Committee of the Corporation (the "Compensation Committee"), in Common Stock of the Corporation valued at its fair market value, a combination of such Common Stock and cash or any other method as may be approved by the Compensation Committee or otherwise permitted under the Plan. However, payment may not be made with Common Stock unless stock has been held for at least six months. Payment shall be made to the Corporation at its corporate office, Global Gold Corporation, 45 Putnam Avenue, Greenwich, CT 06830,
Attention: President.

Conditions of Exercisability

The exercise of your option is subject to the following terms and conditions:

(1) As a prerequisite to delivery of any stock certificates upon your exercise of an option granted hereunder, you shall give an undertaking and agree to the placing of such legends on your certificates as may be required by the Compensation Committee to assure compliance with any federal or state securities laws. The Common Stock purchased pursuant to the exercise of an option granted hereunder cannot be sold unless it has been registered under the Securities Act of 1933, as amended (the "Act"), or is subject to an exemption from registration under such Act.

(2) Except as provided below, you must be an employee or director of, or a consultant to the Corporation or one of its subsidiaries at the date of exercise and that employment, directorship or consultancy must have been continuous from the date hereof. For the purposes of this Plan, persons on company-authorized leaves of absence are considered employees; however, long-term disability is not considered employment.

(3) In the event of a change of control of the Corporation your rights to exercise this option shall be governed by your employment agreement, or if not specifically addressed in your employment agreement or if you do not have an employment agreement, shall be governed by the Plan. In the event of (i) your death or (ii) the termination of your employment, directorship or consultancy by the Corporation for cause or without cause, by you or due to long-term disability while an active employee, director or consultant, your rights to exercise this option shall be governed by your employment agreement, or if not specifically addressed in your employment agreement or if you do not have an employment agreement, shall be as follows:

         (a) In the event of your death while an active employee, director or consultant, your rights to exercise this option which have vested to and including the date of death may be exercised within one year after death by your estate or by any person who acquires such option by inheritance or devise. Thereafter, such rights shall lapse. You understand that to the extent that your option is exercised after the period that is three months after your termination or employment, it will be treated as an option which is not an incentive stock option under Section 422 of the Code.

         (b) In the event of the termination of your employment, directorship or consultancy due to long-term disability, your rights to exercise this option which have vested to and including the date of long-term disability may be exercised within one year after the start of long-term disability by you or, should you die within said one year period, by your estate or any such person who acquires this option by inheritance or devise. Thereafter, such rights shall lapse.

         (c) In the event of your Retirement (as defined below) from the Corporation, or one of its subsidiaries, your rights to exercise this option which have vested to and including the date of your Retirement may be exercised within three months after Retirement by you or, should you die within said three months period, by your estate or any person who acquires this option by inheritance or devise. Thereafter, such rights shall lapse. For purposes of this
Section 3(c), the term "Retirement" shall mean the termination of employment after having reached age sixty-five (65).

         (d) In the event of the termination of your employment other than for Cause (as defined herein), death or disability your rights to exercise this option which have vested to date of termination may be exercised within three months after such termination (the "Post Termination Exercise Period") or, should you die within said three month period, by your estate or any person who acquires this option by inheritance or devise. Thereafter, such rights shall lapse.

         (e) If your employment is terminated for Cause, the option granted hereunder shall immediately terminate upon the giving of notice of your termination. The Compensation Committee shall determine in its sole discretion when notice of termination was given and whether termination was for Cause. As used in this Section 3(e), "Cause" means a person's personal dishonesty, willful misconduct, breach of fiduciary duty, or failure to substantially perform assigned duties relating to such person's performance hereunder (other than any such failure owing to such person becoming disabled) as determined by the Board of Directors of the Corporation in their sole discretion, or any willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of this option as determined by the Board of Directors of the Corporation in their sole discretion.

(4) If you are an employee, this option shall not be transferable by you to anyone, other than after your death, in order to qualify as an incentive stock option under Section 422 of the Code. However, if you are a director or consultant, or to the extent this option does not qualify as an incentive stock option under Code Section 422, this option shall be transferable by you to your spouse, children, brother, sister, parents or a trust in which these persons have more than fifty percent of the beneficial interest, or by will or by the laws of descent and distribution. During your lifetime, this option shall be exercisable only by you or any transferee described in the previous sentence.

(5) This option is not, in any event, exercisable after the expiration of ten years from ______________.

(6) The exercise of this option is subject to all the terms and conditions contained in the Plan, a copy of which is attached hereto.

(7) In connection with the exercise of this option, the Corporation, or one of its subsidiaries, shall have the right to withhold from your salary or other amounts payable to you, or to require you to make arrangements to pay in a manner satisfactory to the Corporation, the appropriate amount of applicable withholding taxes, if any. Without limiting the scope of the preceding sentence, you shall have the right to elect to pay your withholding taxes to the Corporation in cash or in such form and manner as the Compensation Committee shall prescribe, to have such number of shares of Common Stock otherwise issuable with respect to the exercise of this option reduced by the amount necessary to satisfy all or part, as you may so elect, of your statutory minimum withholding obligation, and to transfer to the Corporation unrestricted shares of Common Stock already held by you to satisfy all or any part, as you may so elect, of your withholding obligation, provided that no more than the statutory minimum withholding amount shall be so withheld.

Please retain this copy for your files.


GLOBAL GOLD CORPORATION                     GRANTEE:

By:
   -------------------------------          --------------------------------
   Print Name:                              Print Name:
   Title: